UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 23, 2026

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THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

Through action taken by Unanimous Written Consent, effective February 23, 2026, the Board of Directors (the “Board”) of The Oncology Institute, Inc. (the “Company”) filled a vacancy on the Board by appointing Kimberly Tzoumakas to the Board. After conducting appropriate due diligence, the Nominating and Corporate Governance Committee of the Board determined that Ms. Tzoumakas was a qualified candidate who meets the independence requirements under Nasdaq listing rules and has the expertise to contribute effectively to the Board. The Board has not appointed Ms. Tzoumakas to any committees at this time. Ms. Tzoumakas’s term as a director will expire at the Company’s next annual meeting of stockholders, at which time it is expected that she will be nominated as part of management’s slate of director nominees.

There are no arrangements or understandings between Ms. Tzoumakas and any other person pursuant to which she was selected or appointed a director, nor are there any transactions between Ms. Tzoumakas and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Ms. Tzoumakas will participate in the Company's non-employee director compensation program. A complete description of the Company's non-employee director compensation program is set forth in the Company's proxy statement for the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 27, 2025 (“2024 Director Compensation”). In line with this non-employee director compensation program, she will receive $75,000 per annum, paid quarterly, and will be granted restricted stock unit awards (“RSUs”) for service on the Board, which grant will be made at a later date.

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, the Company issued a press release announcing the appointment of Ms. Tzoumakas. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by The Oncology Institute, Inc. on February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2026	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Mark Hueppelsheuser
Mark Hueppelsheuser
General Counsel